Exhibit 99.1

PlusAI and TRATON GROUP Expand Global Partnership to Accelerate

Autonomous On-Highway Truck Commercialization

•	TRATON GROUP reinforces commitment to accelerate scaled commercial deployment of SuperDrive™-enabled, factory-built autonomous trucks in the U.S. and Europe.

•	TRATON commits up to $25 million in dedicated R&D funding to PlusAI and will nominate a member to the initial PlusAI Board following its planned public listing.

•	TRATON will be eligible to receive private warrants tied to initial deployment revenue milestones, underscoring aligned economics for scaled autonomy adoption.

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Partnership builds on 2025 milestones across Scania, MAN, and International, including launch of commercial fleet trials in Texas, a precision demonstration together with Red Bull, NVIDIA-powered Level 4 development, and driverless safety maneuver validation.

MUNICH, Germany and SANTA CLARA, Calif. – January 26, 2026 – PlusAI, a leader in AI-based virtual driver software for autonomous trucks, and the TRATON GROUP, one of the world’s leading commercial vehicle manufacturers, today announced to expand their global partnership to accelerate the development and scaled deployment of on-highway autonomous trucking solutions in the U.S. and Europe. The announcement comes as PlusAI moves towards a public listing via its previously announced business combination with Churchill Capital Corp IX (Nasdaq: CCIX).

Under an expanded agreement, TRATON would commit up to $25 million in non-dilutive R&D funding to PlusAI to accelerate factory integration of SuperDrive™ into autonomous trucks of TRATON’s brands. In connection with PlusAI’s planned public listing, TRATON will nominate a representative to the PlusAI Board of Directors to further align the organizations as they prepare for a planned U.S. commercial launch. In addition, TRATON will be eligible to receive warrants that vest based on initial deployment revenue milestones—an incentive structure designed to align both parties around accelerated commercialization and scaled adoption.

“Autonomous trucking is a strategic pillar of TRATON’s long-term technology roadmap,” said Niklas Klingenberg, Member of the Executive Board, responsible for Research & Development in the TRATON GROUP. “From day one of our collaboration, PlusAI’s technical capabilities and commercial execution have exceeded our expectations, giving us even greater confidence that we have chosen the right partner. Autonomy represents a meaningful opportunity to deliver higher uptime and greater value for our fleet customers while strengthening the long-term competitiveness of our brands. Our expanded partnership will reflect both this confidence and our shared goal of bringing factory-built on-road autonomous trucks to market at scale.”

This expanded partnership will build on the collaboration first announced in 2024, when PlusAI’s virtual driver system, SuperDrive™, was selected as the on-highway autonomous driving platform for TRATON’s brands, including Scania, MAN, and International. Since then, the companies have achieved multiple technical and operational milestones toward delivering Level 4 autonomous trucking capabilities. Notably, International initiated autonomous fleet trials in Texas with one of the largest logistics and transportation operators in North America, marking a significant step toward scaled commercial deployment.

“Together with TRATON, we’ve moved autonomy from the lab to factory integration and now to real-world operations,” said David Liu, CEO and Co-Founder of PlusAI. “We now have a common Level 4 software stack operating in Europe and the U.S., proven integration on truck platforms of TRATON’s brands, successful driverless validation, and customer pilots underway. The expanded partnership allows us to build on this momentum and accelerate towards scaled commercial deployment.”

A Scaled Partnership Enabling Autonomous Freight

Autonomous trucking represents a large and growing opportunity in a ~$2 trillion freight market across the U.S. and Europe, where fleets are facing persistent driver shortages, rising operating costs, and increasing demand for safer, more reliable freight capacity. Broad adoption depends on confidence in vehicle performance, rigorous safety validation, and a commercialization model led by established OEMs.

TRATON is one of the world’s largest and most respected commercial vehicle manufacturers, delivering 305,500 vehicles globally in 2025. Autonomous trucking is a core pillar of TRATON’s long-term technology roadmap, and the Group spent several years evaluating autonomy partners through a rigorous technical, safety, and operational assessment process. PlusAI was selected as TRATON’s virtual driver software provider for on-highway autonomy following this review, reflecting the company’s leadership in AI-driven autonomy for heavy-duty trucks.

PlusAI is a differentiated leader in autonomous trucking software, built from the ground up as an AI-native software company replacing traditional hand-coded autonomy stacks with advanced AI models. Founded in Silicon Valley in 2016, PlusAI developed SuperDrive™—a proprietary virtual driver system built on an advanced “Reasoning–Reflex” autonomy stack that combines learned driving intelligence with rule-based guardrails and system redundancy to support safety-critical operation. The architecture pairs a vision language model based “Reasoning” layer with an end-to-end transformer based “Reflex” layer, running on the vehicle’s primary edge computer to act as the virtual driver. SuperDrive™ is trained on more than seven million miles of real-world operations across the U.S., Europe, and Asia, augmented by simulation and synthetic data to accelerate edge-case learning. This global dataset, together with proprietary foundation models and a highly optimized in-vehicle neural architecture, enables SuperDrive™ to generalize across routes, geographies, and vehicle platforms. Designed specifically for heavy-duty trucking, the system integrates advanced perception, prediction, and planning with multilayered safety and redundancy to support reliable, commercial-scale Level 4 operation.

Together, TRATON and PlusAI are developing factory-built autonomous trucks and the integrated systems required for on-highway freight operations. These vehicles will be offered by TRATON through its established brand sales and service channels, providing fleets with the performance, reliability, and support infrastructure they expect from one of the world’s leading truck manufacturers—powered by PlusAI’s AI-based virtual driver system.

Building on Global Momentum

In 2025, TRATON and PlusAI achieved a series of high-impact milestones across TRATON brands, demonstrating progress across the full stack of autonomous trucking—software, compute, safety validation, and live freight operations. Together, these achievements position the partnership as one of the most advanced global autonomy programs and lay the foundation for the commercial launch of factory-built autonomous trucks.

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Customer Fleet Trials in Texas: International and PlusAI launched customer fleet trials along the I-35 corridor between Laredo and Dallas using next-generation tractors equipped with factory-installed sensors, compute, and the latest SuperDrive™ release. The program involves active freight movements with one of North America’s largest logistics and fleet management providers, advancing commercial readiness in real customer operations.

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NVIDIA-Powered Level 4 Development Collaboration: International and PlusAI are accelerating Level 4 development using the NVIDIA DRIVE AGX Hyperion platform, which delivers the compute performance, sensor processing, and systems architecture required for advanced autonomous driving. The platform supports International’s autonomy-ready design and provides a production-aligned foundation for future driverless-capable trucks across TRATON brands.

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Driverless Safety Maneuver Validation: PlusAI completed a series of driverless safety maneuver tests using International trucks equipped with SuperDrive™, demonstrating the system’s ability to perform autonomous fallback procedures, emergency maneuvers, and complex edge-case scenarios with no driver in the cab and no remote intervention. The results validated the robustness of the safety architecture and advanced the TRATON–PlusAI program toward driverless-capable commercial operations.

Expanded Partnership to Accelerate Autonomous Truck Commercialization

The expanded partnership announced today reinforces the partners’ shared commitment to accelerate the commercialization of factory-built autonomous trucks at scale. A definitive agreement governing the terms of the arrangement is under negotiation, and the following terms of the TRATON commitment are currently subject to a non-binding agreement:

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Up to $25 Million in Dedicated R&D Funding: TRATON will provide up to $25 million in dedicated research and development (R&D) funding for the advancement of SuperDrive™, deeper integration across truck platforms of TRATON’s brands, expansion of safety cases, and commercialization programs in the U.S. and Europe. The expanded agreement would also include the potential for additional funding as the partnership progresses and milestones are achieved, reflecting TRATON’s long-term commitment to autonomy development.

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TRATON to Nominate a Member to the PlusAI Board: In connection with PlusAI’s public listing, TRATON will nominate a member to the initial PlusAI Board of Directors, subject to customary approvals. This nomination reflects TRATON’s strong strategic support for PlusAI and further aligns the companies on product development, market rollout, and customer adoption—while maintaining PlusAI’s independent governance structure.

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Warrants Linked to PlusAI Revenue Milestones: TRATON will be eligible to receive private warrants, earned in tranches upon achievement of initial deployment revenue milestones. This structure reinforces the parties’ shared focus on accelerated commercial launch and reflects aligned expectations for scaled fleet adoption and revenue realization.

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Joint Deployment, Manufacturing Scale-Up, and Customer Expansion: TRATON and PlusAI will continue advancing customer fleet trials, preparing TRATON’s manufacturing systems for scaled production of SuperDrive™-enabled trucks, and coordinating deployment planning across priority freight corridors. The companies will jointly define routes and operational design domains (ODDs) for commercial service in the U.S., while laying the groundwork for expansion into key European markets.

Roadmap and Key Milestones Ahead of Commercial Launch

Building on today’s announcement, TRATON and PlusAI outlined a set of milestones that will guide the next phase of the partnership and provide clear markers of progress toward the commercial launch of SuperDrive™-enabled, factory-built autonomous trucks for customers and investors:

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Scaling On-Highway Operations and KPIs in Texas: TRATON and PlusAI plan to expand activity under the current fleet trial in Texas, including additional SuperDrive™-enabled trucks, routes, and loads along key freight corridors such as I-35. As the program scales, PlusAI expects to report on key performance indicators, including autonomous miles driven, safety performance, uptime, and cost-per-mile impact, providing a transparent view of operational and economic progress.

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Additional Customer Fleet Trials: In addition to the current fleet trials, TRATON and PlusAI are working with other fleet customers and intend to announce additional autonomous freight trials. These new customer deployments are expected to diversify across lanes and use cases and to provide further proof points on integration into existing logistics networks, operational reliability, and customer demand for factory-built autonomous trucks.

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Advancing Toward Commercial Launch: TRATON and PlusAI will continue preparing SuperDrive™-enabled platforms for commercial launch, including pre-production builds, validation of factory processes, continued safety case development, and readiness for driverless-capable operation. These efforts are intended to ensure that, as commercial services begin, customers can rely on a mature technology stack, scalable production, and a robust support model.

TRATON and PlusAI expect to discuss the expanded partnership and commercialization roadmap in more detail at PlusAI’s Investor Day, currently planned for January 28, 2026, where TRATON management intends to participate alongside PlusAI and Churchill leadership.

About the TRATON GROUP

With its brands Scania, MAN, International, and Volkswagen Truck & Bus, TRATON SE is the parent and holding company of the TRATON GROUP and one of the world’s leading commercial vehicle manufacturers. The Group’s product portfolio comprises trucks, buses, and light-duty commercial vehicles. “Transforming Transportation Together. For a sustainable world.”: this intention underlines the Company’s ambition to have a lasting and sustainable impact on the commercial vehicle business and on the Group’s commercial growth.

About PlusAI

PlusAI is an artificial intelligence company pioneering AI-based virtual driver software for factory-built autonomous trucks. Headquartered in Silicon Valley with operations in the United States and Europe, PlusAI was named by Fast Company as one of the World’s Most Innovative Companies. Partners including TRATON GROUP’s Scania, MAN, and International brands, Hyundai Motor Company, Iveco Group, NVIDIA, Bosch, DSV, and Goodyear are working with PlusAI to accelerate the deployment of next-generation autonomous trucks. PlusAI announced in June 2025 that it plans to go public via a merger with Churchill Capital Corp IX (Nasdaq: CCIX). For more information, visit www.plus.ai or follow PlusAI on LinkedIn, X, and YouTube.

About Churchill Capital Corp IX

Churchill IX is a blank check company formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. It may pursue an initial business combination target in any business or industry.

Additional Information About the Proposed Transaction and Where to Find It

The proposed transaction will be submitted to shareholders of Churchill IX for their consideration. Churchill IX has filed the Registration Statement with the SEC, which includes a proxy statement/prospectus that has been distributed to Churchill IX’s shareholders in connection with Churchill IX’s solicitation of proxies for the vote by Churchill IX’s shareholders in connection with the proposed transaction and other matters described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to PlusAI stockholders in connection with the completion of the proposed transaction. The Registration Statement has been declared effective by the SEC and Churchill IX has mailed a proxy statement/prospectus and other relevant documents to its shareholders as of the record date established for voting on the proposed transaction. Before making any voting or investment decision, Churchill IX shareholders, PlusAI stockholders and other interested persons are advised to read the proxy statement/prospectus, as well as other documents filed with the SEC by Churchill IX in connection with the proposed transaction, as these documents will contain important information about Churchill IX, PlusAI and the proposed transaction. Shareholders may obtain a copy of the proxy statement statement/prospectus, as well as other documents filed by Churchill IX with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to Churchill Capital Corp IX, 640 Fifth Avenue, 12th Floor, New York, NY 10019.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as “plan,” “project,” “will,” “estimate,” “intend,” “expect,” “believe,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict”, “accelerate” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. We have based these forward-looking statements on current expectations and projections about future events. These statements include: expectations regarding the completion of the business combination between PlusAI and Churchill IX; estimates of customer adoption rates and usage patterns; projections regarding the value and capabilities of autonomous driving solutions; projections of development and commercialization timelines; expectations regarding PlusAI’s ability to execute its business model; expectations regarding safety and system maturity of SuperDrive; PlusAI’s deployment of virtual driver software; PlusAI’s expectations concerning relationships with strategic partners, suppliers, governments, regulatory bodies and other third parties; future ventures or investments in companies, products, services, or technologies; the potential benefits of the proposed transaction and expectations related to its terms and timing; and the potential for PlusAI to increase in value.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, many of which are beyond the control of PlusAI and Churchill IX.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such statements. Such risks and uncertainties include: that PlusAI is pursuing an emerging technology, faces significant technical challenges and may not achieve commercialization or market acceptance; PlusAI’s historical net losses and limited operating history; PlusAI’s expectations regarding future financial performance, capital requirements and unit economics; PlusAI’s use and reporting of business and operational metrics; PlusAI’s competitive landscape; PlusAI’s dependence on members of its senior management and its ability to attract and retain qualified personnel; the capital requirements of PlusAI’s business plans and the potential need for additional future financing; PlusAI’s ability to manage growth and expand its operations; potential future acquisitions or investments in companies, products, services or technologies; PlusAI’s reliance on strategic partners and other third parties; PlusAI’s ability to maintain, protect and defend its intellectual property rights; risks associated with privacy, data protection or cybersecurity incidents and related regulations;

the use and regulation of artificial intelligence and machine learning; uncertainty or changes with respect to laws and regulations; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic environment; the combined company’s ability to maintain internal control over financial reporting and operate a public company; the risk that shareholders of Churchill IX could elect to have their shares redeemed, leaving the combined company with insufficient cash to execute its business plans; the occurrence of any event, change, or other circumstance that could give rise to the termination of the business combination agreement; the outcome of any legal proceedings or government investigations that may be commenced against PlusAI or Churchill IX; failure to realize the anticipated benefits of the proposed transaction; the ability of Churchill IX or the combined company to issue equity or equity-linked securities in connection with the proposed transaction or in the future; and other factors described in Churchill IX’s filings with the SEC. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by PlusAI, Churchill IX or the combined company resulting from the proposed transaction with the SEC, including under the heading “Risk Factors.” If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, these statements reflect the expectations, plans and forecasts of PlusAI’s and Churchill IX’s management as of the date of this communication; subsequent events and developments may cause their assessments to change. While PlusAI and Churchill IX may elect to update these forward-looking statements at some point in the future, they specifically disclaim any obligation to do so. Accordingly, undue reliance should not be placed upon these statements.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this communication, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

An investment in Churchill IX is not an investment in any of our founders’ or sponsors’ past investments, companies or affiliated funds. The historical results of those investments are not indicative of future performance of Churchill IX, which may differ materially from the performance of our founders’ or sponsors’ past investments.

Participants in the Solicitation

Churchill IX, PlusAI and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from Churchill IX’s shareholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Churchill IX’s shareholders in connection with the proposed transaction are set forth in proxy statement/prospectus filed by Churchill IX with the SEC. You can find more information about Churchill IX’s directors and executive officers in Churchill IX’s final prospectus related to its initial public offering filed with the SEC on May 1, 2024 and in the

Annual Reports on Form 10-K filed by Churchill IX with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is included in the proxy statement/prospectus. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources described above.

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This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contacts

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ir@plus.ai

Media Contact

Lauren Kwan

pr@plus.ai